WAIVER AND AMENDMENT NO. 5
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This WAIVER AND AMENDMENT NO. 5 (this "Amendment") is entered into as of this 9th day of May, 2005 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation ("SMP"), STANRIC, INC., a Delaware corporation ("SI"), MARDEVCO CREDIT CORP., a New York corporation ("MCC"),(SMP, SI and MCC are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"), the other Credit Parties signatory to the Credit Agreement (as herein defined), lenders who are party to the Credit Agreement ("Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders ("Agent"), BANK OF AMERICA, N.A., for itself, as Lender, and as Syndication Agent, and GMAC COMMERCIAL FINANCE LLC (as successor by merger to GMAC Commercial Credit LLC), for itself, as Lender, and as Documentation Agent.

         WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of February 7, 2003, by and among Borrowers, Credit Parties, Agent, Syndication Agent, Documentation Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have made Loans to, and incurred Letter of Credit Obligations on behalf of Borrowers; and

         WHEREAS, Borrowers have requested Agent and Requisite Lenders waive an Event of Default existing with respect to the Fixed Charge Coverage Ratio as of March 31, 2005 and to amend such covenant for subsequent fiscal periods, and Agent and Requisite Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in furtherance of the Borrowers' duties to give further assurances to the Agent and Lenders pursuant to the terms of the Credit Agreement, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

         2. WAIVER. Subject to the satisfaction of the conditions precedent set forth in Section 4 below Agent and Requisite Lenders hereby waive the Event of Default existing pursuant to Section 8.1(b) of the Credit Agreement solely as a result of Borrowers' failure to comply with the Minimum Fixed Charge Coverage Ratio contained in Annex G for the Fiscal Quarter ended on March 31, 2005.

         3. AMENDMENTS TO CREDIT AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

         (a) Section 6.8(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           "(f) the sale of any (x) Sun Trust Drafts pursuant to the AutoZone/Sun Trust Program, and (y) Customer Drafts pursuant to the applicable Customer Programs; PROVIDED, HOWEVER, Borrowers shall not permit Early Draft Sales to exceed 15% of Borrowers total net sales for (a) the two (2) month period ending June 30, 2005, (b) the five (5) month period ending September 30, 2005, (c) the eight (8) month period ending December 31, 2005, (d) the eleven (11) month period ending March, 2006 and (e) the four Fiscal Quarters ending on the last day of each March, June, September and December thereafter."

         (b) Annex A of the Credit Agreement is hereby amended by adding the following defined term in its appropriate alphabetical order:

                           "EARLY DRAFT SALES" shall mean the sale of SunTrust Drafts and Customer Drafts more than ten (10) days prior to the maturity date of such drafts to SunTrust Bank, or such other acceptable bank with whom Agent has entered into a satisfactory intercreditor agreement regarding the payment of the purchase price for the SunTrust Drafts and Customer Drafts being sold to such bank.

         (c) Annex E of the Credit Agreement is hereby amended by amending the first sentence of Section (a) to provide as follows:

                                    "(a) MONTHLY FINANCIALS. To Agent and
                           Lenders, within thirty (30) days after the end of each Fiscal Month (other than January), financial information regarding Borrowers and their Subsidiaries, certified by the chief financial officer or treasurer of Borrower Representative, consisting of consolidated and consolidating (i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Month; (ii) unaudited statements of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared (other than the Projections) in accordance with GAAP (subject to normal year-end adjustments); (iii) a summary of the outstanding balance of all Intercompany Notes as of the last day of that Fiscal Month; (iv) a summary of the total Net Sales as of the last day of that Fiscal Month for such Fiscal Month and for the Fiscal Year to date; and (v) a summary of the Early Draft Sales as of the last day of that Fiscal Month for such Fiscal Month and for the Fiscal Year to date."

         (d) Annex G of the Credit Agreement is hereby amended by amending
Section 2(b) in its entirety to provide as follows:

                           "(b) MINIMUM FIXED CHARGE COVERAGE RATIO. Borrowers and their Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the 12-month period then ended (or with respect to the Fiscal Quarters ending on or before December 31, 2005, the period commencing on January 1, 2005 and ending on the last day of such Fiscal Quarter) of not less than the following:

                 FISCAL QUARTER                              FIXED CHARGE
                 ENDING                                      COVERAGE RATIO
                 ------                                      --------------
                 June 30, 2005                               1.10 to 1.00

                 September 30, 2005                          1.10 to 1.00

                 December 31, 2005 and each                  1.10 to 1.00"
                 Fiscal Quarter ending
                 thereafter

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date upon which Agent shall have received (i) ten (10) copies of this Amendment executed by Borrowers, Requisite Lenders and each of the Guarantors, and (ii) payment of an amendment fee of $100,000 which shall be paid to Agent for the ratable benefit of those Lenders that execute this Amendment on or before May 9, 2005 (which fee shall be charged by Agent to the Revolving Loan balance).

         5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

         (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

         (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

         (d) Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

         6. NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. EFFECT ON THE CREDIT AGREEMENT. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

         9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         10. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

                           STANDARD MOTOR PRODUCTS, INC.

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           STANRIC, INC.

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           MARDEVCO CREDIT CORP.

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION,
                           as Agent and Lender

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                       (SIGNATURES CONTINUED ON NEXT PAGE)

                           GMAC COMMERCIAL FINANCE LLC,
                           as Documentation Agent and Lender

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           BANK OF AMERICA, N.A.,
                           as Syndication Agent and Lender

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           GE BUSINESS CAPITAL CORPORATION,
                           as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           CONGRESS FINANCIAL CORPORATION,
                           as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                       (SIGNATURES CONTINUED ON NEXT PAGE)

                           JP MORGAN CHASE BANK,
                           as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           HSBC BANK USA, NATIONAL ASSOCIATION,
                           as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           WELLS FARGO FOOTHILL,
                           as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           MERRILL LYNCH CAPITAL, a Division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                       (SIGNATURES CONTINUED ON NEXT PAGE)

CONSENTED TO:

SMP MOTOR PRODUCTS LTD.

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

EAGLEMOTIVE CORPORATION

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

MOTORTRONICS, INC.

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------